FOURTH AMENDMENT TO
                           CREDIT FACILITIES AGREEMENT
               (WITH CONSENT TO REDEMPTION AND WAIVER OF DEFAULT)

     This FOURTH AMENDMENT TO CREDIT FACILITIES AGREEMENT (this "Agreement") is entered into and effective as of May 12, 2003, by and among Pomeroy Computer Resources, Inc., Pomeroy Select Integration Solutions, Inc., Pomeroy Select Advisory Services, Inc., Pomeroy Computer Resources Sales Company, Inc., Pomeroy Computer Resources Holding Company, Inc., Pomeroy Computer Resources Operations, LLP, PCR Holdings, Inc. (formerly known as, Technology Integration Financial Services, Inc.), PCR Properties, Inc. (formerly known as, T.I.F.S. Advisory
Services, Inc.), TheLinc, LLC, Val Tech Computer Systems, Inc., and Micrologic Business Systems of K.C., LLC (collectively and separately referred to as, "Borrower"), and GE Commercial Distribution Finance Corporation, formerly known as Deutsche Financial Services Corporation ("GECDF"), as Administrative Agent, and GECDF and the other lenders listed on the signature pages hereto (and their respective successors and permitted assigns), as "Lenders" (the "Lenders").

                                    RECITALS:
                                    --------

A. Borrower, Administrative Agent and Lenders are party to that certain Credit Facilities Agreement dated as of June 28, 2001, as amended by the First Amendment to Credit Facilities Agreement dated as of November 13, 2001, as amended by the Second Amendment to Credit Facilities Agreement dated as of March 18, 2002, and as further amended by the Third Amendment and Consent to Credit Facilities Agreement, dated as of April 11, 2002 (the "Original Loan Agreement").

B. Required Lenders and Borrower have agreed to the provisions set forth herein on the terms and conditions contained herein.

                                    AGREEMENT
                                    ---------

     Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower, Administrative Agent and the Required Lenders hereby agree as follows:

1. DEFINITIONS. All references to the "Agreement" or the "Loan Agreement" in the Original Loan Agreement and in this Agreement shall be deemed to be references to the Original Loan Agreement as it is amended hereby and as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time. Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement.

2. EFFECTIVENESS OF AGREEMENT. This Agreement shall become effective as of May 12_, 2003, but only if (i) this Agreement has been executed by each Borrower, Administrative Agent and the Required Lenders, (ii) Borrowers have paid to Administrative Agent, for the pro-rata benefit of the Lenders, an Amendment Fee of Twenty Five Thousand Dollars ($25,000), and (iii) Borrowers have delivered to Administrative Agent resolutions certified by the corporate secretary of each Borrower authorizing the execution, delivery and performance of this Amendment.

3. WAIVER OF DEFAULTS. Borrower has notified Administrative Agent that Borrower has violated the Minimum Net Income After Tax covenant contained in Section 15.5 as of the end of Borrower's fiscal quarter ended April 5, 2003. Under Section 16.1.7, Borrower's violation of the referenced financial covenant constitutes an Event of Default. The Borrower has requested that the Required Lenders waive such Event of Default. The Required Lenders hereby waive the Event of Default arising under Section 16.1.7 due to Borrower's violation of the Minimum Net Income After Tax covenant contained in
Section 15.5 as of the end of Borrower's fiscal quarter ended April 5, 2003. The waivers contained in this Section 3 are specific in intent and are valid only for the specific purposes for which given. Nothing contained herein obligates Administrative Agent or any Lender to agree to any additional waivers of any provisions of any of the Loan Documents, including but not limited to Sections
15.5 and 16.1.7. The waivers contained in this Section are waivers of known Events of Default only, and shall not operate as a waiver of Administrative Agent's or any Lenders' right to exercise remedies resulting from (i) existing and/or continuing Defaults or Events of Default of which Administrative Agent or such Lender is not actually aware, or (ii) other future Defaults or Events of Default, whether or not of a similar nature and whether or not known to Administrative Agent or any Lender.

4. CONSENT TO REDEMPTIONS. Notwithstanding the terms of Section 14.11 of the Original Loan Agreement, the Required Lenders consent to the redemption by Pomeroy Computer Resources, Inc. of the lesser of (i) Eleven Million One Hundred Seventy Thousand Dollars ($11,170,000) market value of shares of Pomeroy Computer Resources, Inc.'s common stock, or (ii) One Million (1,000,000) shares of Pomeroy Computer Resources, Inc.'s common stock, in any case if and only if there is no Existing Default and no Default or Event of Default will occur or is reasonably likely to occur as a result of such redemption. Such redemption may occur in one or more redemptions, in each case subject to the conditions set forth in the preceding sentence. This consent is conditioned upon all such redemptions being completed on or before the close of business on June, 1, 2004. The consent provided by the Required Lenders contained in the First Consent to Credit Facilities Agreement, dated September 20, 2001, has expired. The consent provided by the Required Lenders contained in the Second Consent to Credit Facilities Agreement, dated August 8, 2002, has not expired, the consent provided by the Required Lenders contained in the Third Consent to Credit Facilities Agreement, dated October 31, 2002 has not expired, and the consent contained in the Fourth Consent to Credit Agreement, dated January 28, 2003 has not expired, and the consent contained herein is in addition to the consent contained in the Second Consent to Credit Facilities Agreement, the Third Consent to Credit Facilities Agreement, and the Fourth Consent to Credit Facilities Agreement. All redemptions from and after the date hereof shall be deemed to be under the Second Consent to Credit Facilities Agreement until the limits thereunder have been met or the consent thereunder has expired, then under the Third Consent to Credit Facilities Agreement until the limits thereunder have been met or the consent thereunder has expired, and then under the Fourth Consent to Credit Facilities Agreement until the limits thereunder have been met or the consent thereunder has expired, and all redemptions thereafter shall be deemed to be under this Agreement subject to the terms and conditions hereof.

5.  CONSENT  TO  NAME  CHANGE OF CERTAIN BORROWERS. Notwithstanding the terms of
Section 14.14 of the Original Loan Agreement, the Required Lenders hereby consent to (i) the change of the legal name of Pomeroy Computer Resources, Inc. to "Pomeroy IT Solutions, Inc.", and (ii) the change of the legal name of Pomeroy Computer Resources Sales Company, Inc. to "Pomeroy IT Solutions Sales Company, Inc.", with such consent being conditioned upon Borrower delivering to Administrative Agent, within five Business Days of filing, filed-stamped copies of the amendments to the Formation Documents evidencing such name changes certified by the applicable Secretary of State together with shareholder resolutions of each such Borrower certified by its respective corporate secretary authorizing the name change of such entity as contemplated by this Section. Borrowers hereby irrevocably authorize Administrative Agent to file any amendments to any prior UCC filings and to file any new UCC filings, to evidence, or continue the perfection of, its liens and Security Interests in the Collateral.

6.  AMENDMENTS.  The  Original  Loan  Agreement  is  hereby  amended as follows:

     6.1. MINIMUM NET INCOME AFTER TAX. For all periods from and after April 6, 2003, Section 15.5 of the Original Loan Agreement is deleted in its entirety and replaced with the following:

          "14.5 MINIMUM NET INCOME AFTER TAX. Each Borrower covenants that its Net Income as a percentage of net sales as set forth in its income statement, calculated as of the last day of each fiscal quarter for the four fiscal quarter period then ended, shall be no less than (i) 1.50%, for the fiscal quarter ending July 5, 2003, (ii), 1.20%, for the fiscal quarter ending October 5, 2003, (iii) 1.50%, for the fiscal quarter ending January 5, 2004, and (iv) 2.00%, for the fiscal quarter ending April 5, 2004, and for each fiscal quarter ending thereafter."

7. REPRESENTATIONS AND WARRANTIES OF BORROWER. Each Borrower hereby represents and warrants to Administrative Agent and the Lenders that (i) such Borrower's execution of this Agreement has been duly authorized by all requisite action of such Borrower; (ii) no consents are necessary from any third parties for such Borrower's execution, delivery or performance of this Agreement, (iii) this Agreement, the Loan Agreement, and each of the other Loan Documents, constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) except as disclosed on the disclosure schedule attached to the Original Loan Agreement, all of the representations and warranties contained in Section 11 of the Loan Agreement are true and correct with the same force and effect as if made on and as of the date of this Agreement, and (v) after giving effect to this Agreement, there is no Existing Default.

8. REAFFIRMATION. Each Borrower hereby acknowledges and confirms that (i) the Loan Agreement and the other Loan Documents remain in full force and effect,
(ii) such Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, (iii) the Security Interests of the Administrative Agent under the Security Documents secure all the Loan Obligations under the Loan Agreement, continue in full force and effect, and have the same priority as before this Agreement, and (iv) such Borrower has no claim against Administrative Agent or any Lender arising from or in connection with the Loan Agreement or the other Loan Documents.

9. GOVERNING LAW. This Agreement has been executed and delivered in St. Louis, Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

10. SECTION TITLES. The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.

11. COUNTERPARTS; FACSIMILE TRANSMISSIONS. This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

12. INCORPORATION BY REFERENCE. Administrative Agent, Lenders and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference.

13.     NOTICE-INSURANCE.
The following notice is given pursuant to Section 427.120 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

14.     NOTICE-ORAL  COMMITMENTS  NOT  ENFORCEABLE.
The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

          ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS
          WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.


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
     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.


POMEROY COMPUTER RESOURCES SALES COMPANY, INC.
as Borrowing Agent on behalf of itself and each other Borrower pursuant to the authority and power of attorney duly granted to it by each other Borrower


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------


GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, formerly known as Deutsche Financial Services Corporation, as Administrative Agent and a Lender

By:
   ---------------------------------------
Name:  David  Mintert
Title:  Vice  President--Operations



U.S.  BANK,  N.A.,  AS  A  LENDER


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------



NATIONAL  CITY  BANK,  AS  A  LENDER


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------



IBM CREDIT LLC, FORMERLY IBM CREDIT CORPORATION, AS A LENDER


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------

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                                        5

UPS  CAPITAL  CORPORATION,  AS  A  LENDER


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------



FIFTH  THIRD  BANK,  NORTHERN  KENTUCKY,  INC.,  AS  A  LENDER


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------


TRANSAMERICA  COMMERCIAL  FINANCE  CORPORATION,  AS  A  LENDER


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------



FIRST FINANCIAL BANK, (FORMERLY KNOWN AS NATIONAL BANK OF SOUTHWESTERN OHIO), AS A LENDER


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------


                              {END OF SIGNATURES}